Exhibit 10.1

AMENDED AND RESTATED AMENDMENT NO. 2

AMENDED AND RESTATED AMENDMENT NO. 2, dated as of February 19, 2013 (this “Amendment”), by and among IMMUCOR, INC., a Georgia corporation (the “Borrower”), IVD INTERMEDIATE HOLDINGS B INC., a Delaware corporation (“Holdings”), the Subsidiary Guarantor, CITIGROUP GLOBAL MARKETS INC., AND J.P. MORGAN SECURITIES LLC (collectively, the “Lead Arrangers”), and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement, dated as of August 19, 2011 and as amended by Amendment No.1 to the Credit Agreement on August 21, 2012 and by Amendment No. 3 to the Credit Agreement and Amendment No. 1 to the Guaranty, dated February 19, 2013, and by Amendment No. 4 to the Credit Agreement, dated February 19, 2013 (as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Borrower, Holdings, Citibank, N.A., as administrative agent and as collateral agent under the Loan Documents, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Borrower, Holdings, the Lead Arrangers and the Administrative Agent are parties to that certain Amendment No. 2, dated as of January 25, 2013 (the “Existing Amendment”);

WHEREAS, the parties hereto wish to amend and restate the Existing Amendment in its entirety as set forth herein;

WHEREAS, Section 2.14(a) of the Credit Agreement provides that prior to the Maturity Date of the Term B-2 Loans, the Borrower may from time to time request a Term Loan Increase in an aggregate amount not to exceed the greater of (x) $150,000,000 and (y) the amount of Incremental Commitments such that the Senior Secured First Lien Net Leverage Ratio shall be no greater than 4.00 to 1.00 as of the end of the Test Period most recently ended after giving Pro Forma effect to such Incremental Commitments, subject to the terms and conditions set forth therein;

WHEREAS, each Lender or Additional Lender that executes and delivers an amended and restated joinder to this Amendment substantially in the form of Exhibit A hereto (an “Incremental Joinder Agreement”) and each Person who is an Eligible Assignee thereof (the “Incremental Term B-2 Lenders”) have agreed, subject to the terms and conditions set forth herein and in the Credit Agreement, to provide a Term Loan Increase in the amount set forth on its signature page of such Person’s Incremental Joinder Agreement resulting in an aggregate Term Loan Increase of $50.0 million, with the net proceeds thereof to be used to finance the Transaction (as defined below), including (i) the acquisition (the “Acquisition”) of Gen-Probe Holdings, Inc. and Gen-Probe GTI Diagnostics Holding Company (together, the “Acquired Companies”), from Gen-Probe Incorporated through the Acquisition Agreement (as defined below) delivered to the Lead Arrangers and (ii) payment of all fees and expenses related to the Acquisition (the Acquisition and payments of fees and expenses described in clause (ii), together, the “Transaction”);

WHEREAS, each Incremental Term B-2 Lender party to an Incremental Joinder Agreement as of the date hereof has indicated its willingness to lend such Incremental Term B-2 Loans on the terms and subject to the conditions herein;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.                      Amendments Relating to Incremental Term B-2 Loans.

Effective as of the Amendment No. 2 Effective Date, the Credit Agreement is hereby amended as follows:

(a)           The Preamble of the Credit Agreement is hereby amended and restated by inserting the words “(as amended by Amendment No. 1 on August 21, 2012 and as further amended by Amendment No. 2 on the Amendment No. 2 Effective Date, and by Amendment No. 3 and Amendment No. 4 on February 19, 2013),” following the words “August 19, 2011”.

(b)           The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Amendment No. 2” means the Amended and Restated Amendment No. 2 to this Agreement dated as of February 19, 2013.

“Amendment No. 2 Effective Date” means the first date on which all conditions precedent set forth in Section 3 of Amendment No. 2 are satisfied.”

“Incremental Term B-2 Commitment” means, with respect to each Incremental Term B-2 Lender, the commitment of such Incremental Term B-2 Lender to make Incremental Term B-2 Loans on the Amendment No. 2 Effective Date. The aggregate principal amount of the Incremental Term B-2 Commitments of all Incremental Term B-2 Lenders as of the Amendment No. 2 Effective Date is $50,000,000.

“Incremental Term B-2 Lender” means a Lender identified as an Incremental Term B-2 Lender on its signature page to an Incremental Joinder Agreement in connection with Amendment No.2.

“Incremental Term B-2 Loan” means a Term B-2 Loan made pursuant to an Incremental Term B-2 Commitment on the Amendment No. 2 Effective Date.

(c)           The definition of “Interest Period” in Section 1.01 of the Credit Agreement is hereby amended by adding the following at the end thereof:

“Notwithstanding the foregoing, the first Interest Period for the Incremental Term B-2 Loans shall match the Interest Period applicable to the existing Term B-2 Loans on the Amendment No. 2 Effective Date and any continuation notice (including any such pending continuation notice) as of the Amendment No. 2 Effective Date in respect of the existing Term B-2 Loans shall be applicable to the Incremental Term B-2 Loans.”

(d)           The definition of “Term B Commitments” in Section 1.01 of the Credit Agreement is hereby amended by deleting the last sentence of such definition in its entirety.

(e)           The definition of “Term B-2 Commitment” in Section 1.01 of the Credit Agreement is hereby amended by adding the term “Incremental Term B-2 Commitment,” prior to the term “Exchange Term B-2 Commitment”.

(f)           The definition of “Term B-2 Loan” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Term B-2 Loan” means any Exchange Term B-2 Loan, Incremental Term B-2 Loan or Additional Term B-2 Loan.

(g)           Section 2.01 of the Credit Agreement is hereby amended by adding the following paragraph (e) to such Section:

(e)           (i)           Subject to the terms and conditions set forth herein and set forth in Amendment No. 2, each Incremental Term B-2 Lender severally agrees to make an Incremental Term B-2 Loan denominated in Dollars to the Borrower on the Amendment No. 2 Effective Date in the principal amount equal to its Incremental Term B-2 Commitment on the Amendment No. 2 Effective Date.   Amounts borrowed under this Section 2.01(e)(i) and repaid or prepaid may not be reborrowed.  Incremental Term B-2 Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

(ii)           The Incremental Term B-2 Loans shall have the same terms as the Term B-2 Loans as set forth in the Credit Agreement and Loan Documents before giving effect to Amendment No. 2, except as modified by Amendment No. 2; it being understood that the Incremental Term B-2 Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations (including right of payment and security) under the Credit Agreement and Loan Documents as the Term B-2 Loans prior to the Amendment No. 2 Effective Date.

(h)           Section 2.02(a) is hereby amended by adding the words “and the notice in respect of the Incremental Term B-2 Loans may be conditioned on the closing of the Acquisition (as defined in Amendment No. 2) (it being understood that, with respect to Incremental Term B-2 Loans, no funding losses shall be due to any Lender under Section 3.05(b) solely as a result of the failure to close the Acquisition in any such conditioned notice)” after the words “may be conditioned on the closing of the Merger”.

(i)            Section 2.06(b) is hereby amended by adding the following at the end thereof:

  The Incremental Term B-2 Commitment of each Incremental Term B-2 Lender shall be automatically and permanently reduced to $0 upon the making of such Incremental Term B-2 Loan pursuant to Section 2.01(d)(i).

(j)           Section 2.07(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(a) Term Loans.  The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders (i) on the last Business Day of each March, June, September and December commencing with last Business Day of March 2013, an aggregate principal amount equal to the sum of 0.25% of (a) the aggregate principal amount of all Term B-2 Loans outstanding on the Amendment No. 3 Effective Date and (b) the aggregate principal amount of all Incremental Term B-2 Loans outstanding on the Amendment No. 2 Effective Date (which payments, in the case of both clauses (a) and (b), as applicable, shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05 (including, for the avoidance of doubt, the application of prepayments which reduce the payments pursuant to clause (a) made prior to the Amendment No. 2 Effective Date) and (ii) on the Maturity Date for the Term B-2 Loans, the aggregate principal amount of all Term B-2 Loans outstanding on such date.”

(k)           Section 7.10 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“Section 7.10.  Use of Proceeds.  Use the proceeds (a) of any Borrowing on the Closing Date, whether directly or indirectly, in a manner inconsistent with the uses set forth in the preliminary statements to this Agreement and after the Closing Date use the proceeds of any Borrowing for any purpose other than general corporate purposes and working capital needs, (b) with respect to Term B-2 Loans (other than Incremental Term B-2 Loans), for any purpose other than to refinance the Term B-1 Loans and to pay fees and expenses in connection thereto and (c) with respect to Incremental Term B-2 Loans, for any purpose other than to finance the “Transaction” as defined in Amendment No. 2.”

(l)           All references to “Term B-2 Loan” in Sections 2.09(c), 4.01(c), 10.07(b)(iii)(A)(iii) and in the definition of “Equity Contribution” in Section 1.01 of the Credit Agreement shall be deemed do be references to “Term B Loan”.

Section 2.                      Representations and Warranties.

Each Loan Party represents and warrants to the Lenders as of the Amendment No. 2 Effective Date that:

(a)           Before and after giving effect to this Amendment and related Credit Extension, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 2 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date.

(b)           At the time of and after giving effect to this Amendment, no Default shall exist, or would result from the Amendment and related Credit Extension or from the application of the proceeds therefrom.

Section 3.                      Conditions to Effectiveness.

This Amendment shall become effective on the date on which each of the following conditions is satisfied:

(a)           The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified:

(1)           counterparts of this Amendment executed by (A) each Loan Party and (B) the Administrative Agent;

(2)           a Note executed by the Borrower in favor of each Lender requesting a Note at least two (2) Business Days prior to the Amendment No. 2 Effective Date, if any.

(b)           The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified;

(1)           an opinion of (i) Ropes & Gray LLP, New York counsel to the Loan Parties and (ii) Bryan Cave LLP, Georgia counsel to the Loan Parties, each dated the Amendment No. 2 Effective Date and addressed to the Administrative Agent and the Lenders, in a form reasonably satisfactory to the Administrative Agent;

(2)           (A) certificates of good standing (to the extent such concept exists in such Loan Party’s state of organization) from the applicable secretary of state of the state of organization of each Loan Party, and (B) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 2 Effective Date and certifying (I) to the effect that (w) attached thereto is a true and complete copy of the certificate or articles of incorporation or organization such Loan Party certified as of a recent date by the secretary of state of the state of its organization, or in the alternative, certifying that such certificate or articles of incorporation or organization have not been amended since the Closing Date, and that such certificate or articles are in full force and effect, (x) attached thereto is a true and complete copy of the by-laws or operating agreements of each Loan Party as in effect on the Amendment No. 2 Effective Date, or in the alternative, certifying that such by-laws or operating agreements have not been amended since the Closing Date and (y) attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of each Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (II) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of any Loan Party and signed by another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to this clause (B); and

(3)           a certificate signed by a Responsible Officer of the Borrower certifying that (x) before and after giving effect to this Amendment and related Credit Extension, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 2 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date and (y) at the time of and after giving effect to this Amendment, no Default shall exist, or would result from the Amendment and related Credit Extension or from the application of the proceeds therefrom.

(c)           Receipt of an Incremental Joinder Agreement executed by one or more Incremental Term B-2 Lenders such that the aggregate principal amount of the Incremental Term B-2 Loan shall be $50,000,000.

(d)           The consummation of the Acquisition pursuant to the terms of the Stock Purchase Agreement, dated as of January 3, 2012, among the Borrower and Gen-Probe Incorporated and related schedules and other appendices (the “Acquisition Agreement”), without waiver or amendment of the terms thereof in a manner materially adverse to the interest of the Incremental Term B-2 Lenders, without the consent of the Lead Arrangers (such consent not to be unreasonably withheld or delayed), taking into consideration the terms of the Acquisition Agreement.

(e)           The Borrowers shall have paid in aggregate to the Administrative Agent, for the account of each Incremental Term B-2 Lender a fee equal to 0.50% of the principal amount of Incremental Term B-2 Loans drawn under the Credit Agreement on the Amendment No. 2 Effective Date and held by such Lender as of the Amendment No. 2 Effective Date;

(f)           All fees and expenses due to the Administrative Agent, the Lead Arrangers and the Lenders (including, without limitation, pursuant to Section 5 hereof) required to be paid on the Amendment No. 2 Effective Date and invoiced at least two (2) Business Days prior to the Amendment No. 2 Effective Date shall have been paid.

(g)           To the extent reasonably requested by an Incremental Term B-2 Lender in writing not less than five (5) Business Days prior to the Amendment No. 2 Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Amendment, all documentation and other information with respect to the Borrower required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

(h)           The Administrative Agent shall have received a Request for Credit Extension for the proposed Credit Extension in accordance with the provisions of the Credit Agreement (immediately after giving effect to this Amendment).

(i)            Prior to or substantially concurrently with the effectiveness of this Amendment, Amendment No. 3 to the Credit Agreement shall have been executed and delivered.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 2 Effective Date and such notice shall be conclusive and binding.

Section 4.                      Unused Commitment Fee. On the Amendment No. 2 Effective Date, if the Amendment No. 2 Effective Date occurs on or after March 4, 2013, the Borrower agrees to pay to each Incremental Term B-2 Lender that has executed a Incremental Joinder Agreement, an unused commitment fee in cash (an “Unused Commitment Fee”) on the daily unused amount of the Incremental Term B-2 Commitment of such Incremental Term B-2 Lender (calculated as if the Incremental Term B-2 Commitment was in effect on January 3, 2013) during the period from January 3, 2013 through and including the Amendment No. 2 Effective Date, in an amount equal to the Applicable Unused Commitment Fee Rate multiplied by the amount of the Incremental Term B-2 Commitments of such Incremental Term B-2 Lender as of January 3, 2013.  “Applicable Unused Commitment Fee Rate” means (x) in the event the Amendment No. 2 Effective Date occurs on or after March 4, 2013 but before May 3, 2013, in an amount equal to (a) 2.25% multiplied by (b) the number of days elapsed from March 4, 2013 to the Amendment No. 2 Effective Date divided by three-hundred and sixty, and (y) in the event the Amendment No. 2 Effective Date occurs on or after May 3, 2013, in an amount equal to the sum of (i) (a) 2.25% multiplied by (b) the number of days elapsed from March 4, 2013 to May 3, 2013 divided by three hundred sixty and (ii) (a) 4.50% multiplied by (b) the number of days elapsed from May 3, 2013 to the Amendment No. 2 Effective Date divided by three-hundred and sixty.

Section 5.                      Expenses.

The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent.

Section 6.                      Counterparts.

This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7.                      Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  The jurisdiction and waiver of right to trial by jury provisions in Section 10.15 and 10.16 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 8.                      Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9.                      Reaffirmation.

Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations (including, without limitation, in respect of the Incremental Term B-2 Loans) under the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations (including, without limitation, in respect of the Incremental Term B-2 Loans) pursuant to the Collateral Documents.

Section 10.                    Effect of Amendment; References to the Credit Agreement.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  All references to the Credit Agreement in any document, instrument, agreement, or writing shall from and after the Amendment No. 2 Effective Date be deemed to refer to the Credit Agreement as amended hereby, and, as used in the Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Amendment No. 2 Effective Date, the Credit Agreement as amended hereby.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

IVD INTERMEDIATE HOLDINGS B INC.,
as Holdings

By: \s\ William A. Hawkins III
       William A. Hawkins III
       President and CEO

IMMUCOR, INC.,
as the Borrower

By: /s/ William A. Hawkins III
       William A. Hawkins III
       President and CEO

BIOARRAY SOLUTIONS LTD.,
as a Subsidiary Guarantor

By: /s/ William A. Hawkins III
       William A. Hawkins III
       President and CEO

[SIGNATURE PAGE TO AMENDMENT NO. 2]

CITIBANK, N.A.,
as Administrative Agent,

By: /s/ David Leland
       David Leland
       Vice President

CITIGROUP GLOBAL MARKETS INC.,
as Lead Arranger,

By: /s/ David Leland
       David Leland
       Vice President

J.P. MORGAN SECURITIES LLC,
as Lead Arranger,

By: /s/ David Leland
       David Leland
       Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

EXHIBIT A

AMENDED AND RESTATED JOINDER AGREEMENT

AMENDED AND RESTATED JOINDER AGREEMENT, dated as of February 19, 2013 (this “Agreement”), by and among [INCREMENTAL TERM B-2 LENDER] (each, an “Incremental Term B-2 Lender” and, collectively, the “Incremental Term B-2 Lenders”), Immucor, Inc. (the “Borrower”), and CITIBANK, N.A. (the “Administrative Agent”).

RECITALS:

WHEREAS, Borrower, the Administrative Agent and Citibank, N.A., in its capacity as an Incremental Term B-1 Lender are parties to that certain Joinder Agreement, dated as of January 25, 2013 (the “Existing Joinder”);

WHEREAS, the parties hereto wish to make amend and restate the Existing Joinder in its entirety as set forth herein;

WHEREAS, reference is hereby made to the Credit Agreement, dated as of August 19, 2011 and as amended by Amendment No. 1 to the Credit Agreement, dated as of August 21, 2012  (“Amendment No. 1”), Amended and Restated Amendment No. 2 to the Credit Agreement, dated as of  February 19, 2013  (“Amendment No. 2”), Amendment No., 3 to the Credit Agreement and Amendment No. 1 to the Guaranty, dated as of  February 19, 2013 (“Amendment No. 3”) and Amendment No. 4 to the Credit Agreement, dated as of February 19, 2013 (as further as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Borrower, IVD Intermediate Holdings B Inc., a Delaware corporation (“Holdings”), Citigroup Global Markets Inc. and J.P. Morgan Securities LLC (collectively, the “Lead Arrangers”), Citibank, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement, and for the avoidance of doubt, as the context requires, references to the Credit Agreement shall give effect to Amendment No. 2, whether or not the amendments therein are effective as of the date hereof);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may request a Term Loan Increase (the “Incremental Term B-2 Commitments”) with Incremental Term B-2 Lenders (which, for the avoidance of doubt, may be existing Term Lenders); and

WHEREAS, subject to the terms and conditions of the Credit Agreement, Incremental Term B-2 Lenders shall become Lenders pursuant to one or more joinder agreements;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

On the Amendment No. 2 Effective Date, each Incremental Term B-2 Lender hereby agrees to provide the Incremental Term B-2 Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.01(d) of the Credit Agreement.  The Incremental Term B-2 Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents.  For the avoidance of doubt, each Incremental Term B-2 Lender hereby consents to Amendment No. 2 and Amendment No. 3 to the Credit Agreement.

Each Incremental Term B-2 Lender hereby agrees to make an Incremental Term B-2 Loan to the Borrower in an amount equal to its Incremental Term B-2 Commitment on the Amendment No. 2 Effective Date in accordance with Section 2.01(d) of the Credit Agreement.  Each Incremental Term B-2 Lender, the Borrower and the Administrative Agent acknowledge and agree that (i) the Incremental Term B-2 Commitments provided pursuant to this Agreement and Amendment No. 2 shall constitute Term B-2 Commitments and Incremental Commitments for all purposes of the Credit Agreement and the other applicable Loan Documents, (ii) the Incremental Term B-2 Loans shall constitute Incremental Loans for all purposes of the Credit Agreement and the other applicable Loan Documents and (iii) this Agreement shall constitute an Incremental Joinder Agreement for all purposes of the Credit Agreement and the other applicable Loan Documents.

Each Incremental Term B-2 Lender (i) confirms that it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01(a) and (b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Lead Arrangers or any other Incremental Term B-2 Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Agreement by each Incremental Term B-2 Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Incremental Term B-2 Lenders shall become Lenders under the Credit Agreement and shall have the respective Incremental Term B-2 Commitment set forth on its signature page hereto, effective as of the Amendment No. 2 Effective Date.

For each Incremental Term B-2 Lender, delivered herewith to the Administrative Agent or the Borrower, as applicable, are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Incremental Term B-2 Lender may be required to deliver to the Administrative Agent or the Borrower, as applicable, pursuant to Section 3.01 of the Credit Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

As of the Amendment No. 2 Effective Date, this Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first written above.

[NAME OF INCREMENTAL TERM B-2 LENDER]

By:
        Name:
        Title:

If a second signature is necessary:

By:
        Name:
        Title:

Incremental Term B-2 Commitments:

$_________________________________

IMMUCOR, INC.

By:
        Name:
        Title:

Accepted: CITIBANK, N.A., as Administrative Agent By: Name: Title: